SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 1999

                     COMMISSION FILE NUMBER: ______________



             Nevada                               Elast Technologies, Inc.
(State or other jurisidiction of      (Exact name of registrant as specified in
incorporation or organization)                      its charter)


                                   88-0380544
                      (I.R.S. Employer Identification No.)


2505 Rancho Bel Air, Las Vegas, Nevada                 89107
(Address of principal executive offices)             (Zip Code)

                                 (702) 878-8310
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 4
                      Index to Exhibits specified on Page 4


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ITEM 5. OTHER EVENTS

     Elast Technologies, Inc. released the following information on October 18, 1999.

     Las Vegas, NV, October 18, 1999 - ELAST Technologies, Inc., (OTC-BB: ESTG) (www.elast.com) announced today the appointment of Michael Davis as a member of its board of directors as well as the recapture of 1.5 million shares of ELAST common stock.

     Michael Davis, who holds an MBA from Harvard School of Business and an Honors Degree in Economics and Business from Harvard College, has over fifteen years of invaluable experience with emerging public companies. Mr. Davis is the co-founder and co-owner of the highly successful automotive and industrial chemical marketing firm PROLONG INTERNATIONAL CORP. (AMEX: PRL) (www.prolong.com), and currently serves as International Consultant to the firm. Mr. Davis also co-founded the biotech research and development company GENE-CELL, INC. (OTC BB: GCLL) and currently serves as its Treasurer. GENE-CELL, Inc., premiered the successful introduction of DNA into human stem cells via microinjection.

     ELAST Technologies, Inc., also announced today that its founder and the Chairman of its Board of Directors, Robert D. Milne, M.D., has agreed to retire
1.5 million shares of ELAST's common stock in exchange for stock options of equal value, priced at $1.68 per share. Consequently, the number of common shares currently issued and outstanding will be reduced from approximately 8 million to approximately 6.5 million shares and Dr. Milne's ownership interest will be reduced from approximately 28 percent to approximately 15 percent. On a fully diluted basis there will be no change in the number of shares outstanding.

     Discussing this day's announcements, Thomas F. Krucker, President ELAST Technologies, Inc., enthusiastically remarked that "ELAST Technologies is indeed fortunate to welcome Mr. Davis to its Board. Mr. Davis brings to ELAST's Board of Director's a unique combination of entrepreneurial experience and skills and we anticipate that he will have a remarkable impact on our Company's growth.

     "Moreover, the retirement of 1.5 million shares of common stock should serve to enhance ELAST's financial position and ability to raise the capital necessary to further our research and development efforts, while it also demonstrates the significant and continuing commitment made to ELAST by its founder, Dr. Milne."

     ELAST Technologies, Inc., is a research and development company whose primary business is the identification and development of the applications for the worldwide patents secured for its Electronic Allergo Sensitivity Test and management software. The Electronic Allergo Sensitivity Testing system is a non-invasive, technologically advanced medical diagnostic tool that will offer physicians immediate and more accurate diagnoses of allergies and sensitivities without any of the pain or expense associated with currently employed testing methods.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                          ELAST TECHNOLOGIES, INC.


DATED:  October 21, 1999                  By: /s/ Thomas F. Krucker
                                              ----------------------------------
                                              Thomas F. Krucker, President

INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT
     Not Applicable.

(2) PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION Not Applicable.

(4) INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT
     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION
     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL
     Not Applicable.

(24) POWER OF ATTORNEY
     Not Applicable.

(27) FINANCIAL DATA SCHEDULE
     Not Applicable.

(99) ADDITIONAL EXHIBITS
     None.